Caldwell & Orkin Market Opportunity Fund
   -----------------------------------------

PERFORMANCE IN REVIEW:                                 MARCH 31, 1998
----------------------

The Caldwell & Orkin Market Opportunity Fund (COAGX) rose 3.9% in the first quarter of 1988 and is up 26.5% for the 12-month period ending March 31, 1998. From its August 24, 1992 commencement of active management to 3/31/98 it has had an average annual return of 20.1%. Notably, these results were achieved with significantly less exposure to market risk (the risk that the broad stock market averages decline): the Fund has correlated with the S&P 500 with income only 9.8% of the time, with only 21% of its volatility (as measured by beta).

The Fund opened the first quarter fully hedged with a maximum allowable short position of 40% of net assets. The deteriorating situation in East Asian economies raised concern vis-a-vis the ability of U.S. corporations to maintain their earnings growth in an environment of intense pricing pressure from cheaper imports and less demand for those products exported to East Asia. During the initial stages of a financial crisis (East Asia), excess liquidity generated by Central Banks invariably finds its way into stocks and bonds. We reduced the Fund's short position in early February and closed the quarter 65.6% long / 33.5% short, for an effective 32.1% net long exposure to the market.

We sold oil & gas service companies beginning late summer last year and concluding within the first two weeks of January.
During the same period we increased the Fund's weighting in telecommunications services and cable TV. Both moves proved timely. With oil supply plentiful and prices at their lowest inflation-adjusted levels ever, share prices for the group were hit hard, with the oil service index falling 37% peak-to-trough. The telecommunications services and cable TV companies fared well during the first quarter, fueled by accelerating subscriber growth, increasing cash flows and new services.

On the short side, we reduced our exposure to the low-quality loan industry during the first quarter from 13.2% of net assets to 9.6%. The rising tide lifted all boats and our discipline dictated that we cover some positions. The group's fundamentals continue to deteriorate, however, and we plan to increase the short exposure over time.

Our goal in managing the Fund is to achieve solid results over time with less stomach churn. Generally speaking, we expect the Fund to underperform the S&P 500 with income during a rising market and to outperform the index during a falling market (although not necessarily with positive performance) while the Fund maintains a hedged exposure. The bull's charge during the first quarter of 1998 was reminiscent of the second quarter of 1997, when the Fund rose 3.9% vs. 17.5% for the S&P 500 (during the first quarter of 1998 the S&P was up 14%). There are no benchmarks specifically designed to assess mutual funds that engage in this risk-averse investment style. However, we are pleased that for the full quarter the Market Opportunity Fund's performance surpassed the ten or so other mutual funds that use some form of long-short strategy. Past performance is no guarantee of future results, and we will continue to exercise our disciplined investment style focusing on risk as well as return.

CURRENT OUTLOOK:
---------------

The stock market enjoys an environment characterized by solid economic growth and low inflation. On a top-down basis the current environment, bolstered by excess liquidity in the financial system, looks favorable and has resulted in record highs. Bottoms-up, however, a different picture emerges as disappointing earnings reports signal weakness in individual companies. The brunt of East Asia's impact may be felt soon as we begin to see earnings reports reflecting what damage has been done to revenues and earnings. We continue to view the market environment as "high-risk" and manage accordingly.

PORTFOLIO SNAPSHOT AS OF MARCH 31, 1998:
---------------------------------------

FIVE LARGEST LONG HOLDINGS                 FIVE LARGEST INDUSTRIES                   ASSET ALLOCATION
--------------------------                 -----------------------                   ----------------
1   Westpoint Stevens Inc  (WPSN)      4.3%  Telecommunitions - Services       7.3%    Long Equities              65.6%
2   Office Depot Inc (ODP)             4.0%  Media - Cable TV                  6.6%    Short Equities             33.5%
3   Viacom Inc. Cl-B (VIA.B)           3.7%  Medical - Ethical Drugs           4.6%    Bonds                       0.0%
4   Comcast Corp (CMCSK)               3.3%  Textile - Mill/Household          4.3%    Cash                        0.9%
                                                                                                                 -----
5   ICN Pharmaceuticals Inc. (ICN)     3.3%  Telecommunications - Cellular     4.2%    Total                     100.0%

The Caldwell & Orkin Market Opportunity Fund's objective is to provide long term capital growth with a short term focus on capital preservation through investment selection and asset
allocation.   Assets are allocated among long and short stocks,
bonds and cash equivalents. The share price is available by calling the office (after hours there is a recorded message) and is listed daily in THE WALL STREET JOURNAL, THE NEW YORK TIMES, INVESTOR'S BUSINESS DAILY, USA TODAY and other newspapers. This quarterly review is submitted for the general information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

C&O Funds Distributor, Inc.      Tel: (800) 237-7073 / (404) 239-0707

Fax: (404) 842-7868      E-mail: cofunds@aol.com
           Caldwell & Orkin Market Opportunity Fund


Third-Party Performance Ratings                         March 31, 1998



LIPPER ANALYTICAL SERVICES, INC.

                                                               1-YEAR         3-YEAR          5-YEAR
                                                              --------------------------------------
RATING:                                                          C               A               A
FUNDS IN CATEGORY:                                             289             237             117
CATEGORY:  MULTI-PURPOSE

RANKING:                                                       1-YEAR         3-YEAR          5-YEAR
RANK/FUNDS IN CATEGORY:                                       133/203         16/142           9/61
INVESTMENT OBJECTIVE: FLEXIBLE PORTFOLIO

Performance calculations reflect total return, which assumes reinvestment of all distributions and the subtraction of annual expenses. Figures don't reflect sales charges ("loads") or redemption fees for those funds that charge fees. The rating compares performance among funds with similar investment objectives and then ranked for the time periods listed. Performance is measured from either the closest Thursday or month-end for periods of more than three years. A=top 20%; B=next 20%; C=middle 20%; D=next 20%; E=bottom 20%.



MORNINGSTAR, INC.


OVERALL RATING:           * * * *
CATEGORY RATING:          * * * * *

RANKING:                                            1-YEAR    3-YEAR     5-YEAR
RANK/FUNDS IN CATEGORY:                             119/226    11/136     6/55
INVESTMENT OBJECTIVE: ASSET ALLOCATION

The Overall Rating shows the fund's performance among 2,437 Domestic Equity funds, and is weighted 60% 5-year performance, 40% 3-year performance. The Category Rating shows the fund's 3-year performance as measured against a narrower group of more similar funds within a single type, in this case 422 Domestic Hybrid funds. Performance is based on total return. A rating of 5 stars is superior and a rating of 1 star is poor. The ratings are adjusted for risk. Thus if two funds produced the same three-year return, the one with more volatility might carry a lower rating than the one with less volatility. The ratings are grouped so that 35 percent of funds get 3 stars, while just 10 percent each get ratings of 1 or 5 stars. The ratings describe past performance and are not forecasts.


C&O Funds Distributor, Inc.      Tel: (800) 237-7073 / (404) 239-0707
Fax: (404) 842-7868      E-mail: cofunds@aol.com